UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934
_______________________________

Date of Report (Date of earliest event reported): October 29, 2008

GARMIN LTD.
(Exact name of registrant as specified in its charter)

Cayman Islands	0-31983	98-0229227
(State or other jurisdiction of incorporation)	(Commission File Nuumber)	(I.R.S. Employer Identification No.)

P.O. Box 10670, Grand Cayman KY1-1006
Suite 3206B, 45 Market Street, Gardenia Court
Camana Bay, Cayman Islands
(Address of principal executive offices)

Registrant’s telephone number, including area code: (345) 640-9050

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On October 29, 2008, Garmin Ltd. issued a press release announcing its financial results for the fiscal third quarter ended September 27, 2008. A copy of the press release is attached as Exhibit 99.1.

The information in this Item 2.02, and Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed “filed” for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Unless expressly incorporated into a filing of Garmin Ltd. under the Securities Act of 1933, as amended, or the Exchange Act made after the date hereof, the information contained in this Item 2.02 and Exhibit 99.1 hereto shall not be incorporated by reference into any filing of the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are furnished herewith.

Exhibit No.	Description

99.1	Press Release dated October 29, 2008 (furnished pursuant to Item 2.02).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARMIN LTD.

Date: October 29, 2008	By:	/s/ Andrew R. Etkind
Andrew R. Etkind Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 29, 2008 (furnished pursuant to Item 2.02).